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EXHIBIT 10.1

INDEPENDENT AUDITOR'S CONSENT

We consent to the use in this Registration Statement of Mountain Bank Holding Company on Form SB-1 filed on March 22, 2002 of our report, dated January 11, 2002, appearing in the Prospectus, which is a part of the Registration Statement. We also consent to the reference to our Firm under the caption "Experts" in such Prospectus.

/s/ McGladrey & Pullen, LLP

Tacoma, Washington
March 21, 2002

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INDEPENDENT AUDITOR'S CONSENT